SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☑      Preliminary Proxy Statement
☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑      No fee required.
☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐      Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

New York, NY
[ ], 2014

Dear Fellow Shareholders:

It is our pleasure to invite you to the Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (the “Fund”) to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on [ ], 2014.  The Meeting will be held at [ ] a.m. (Eastern Time).  Formal notice of the Meeting appears on the next pages and is followed by the Proxy Statement for the Meeting.

At the Meeting, you will be asked to (1) re-elect James E. Hunt to the Board of Trustees of the Fund (“Board”) as a Class III Trustee to serve until 2017 or until his successor is elected and qualifies; (2) approve amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust; and (3) approve changes to the Fund’s fundamental investment objectives, policies, and restrictions.  The Board has considered these proposals and unanimously recommends that you vote FOR them.

We hope you plan to attend the Meeting.  Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card at your earliest convenience.

On behalf of the Board and the management of the Fund, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date, and return your proxies in the enclosed envelope at your earliest convenience.
Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

[ ], 2014

To the Shareholders of
Dividend and Income Fund:

The Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (“Fund”) will be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on [ ], 2014, at [ ] a.m. (Eastern Time), for the following purposes:

1.	To re-elect James E. Hunt to the Board of Trustees of the Fund as a Class III Trustee to serve until 2017 or until his successor is elected and qualifies.

2.	To approve amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust.

3.	To approve changes to the Fund’s fundamental investment objectives, policies, and restrictions to:
a.	change the Fund’s investment objectives from fundamental to non-fundamental;
b.	change the Fund from diversified to non-diversified;
c.	remove the fundamental policy relating to investments in companies for the purpose of exercising control or management;
d.	revise the fundamental policy relating to real estate;
e.	remove the fundamental policy relating to short sales of securities;
f.	revise the fundamental policy relating to commodities;
g.	revise the fundamental policy relating to lending;
h.	revise the fundamental policy relating to underwriting; and
i.	revise the fundamental policy relating to industry concentration.

4.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Each of the proposals is discussed in the Proxy Statement attached to this Notice.  THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE PROPOSALS.  Each shareholder is invited to attend the Meeting in person.  Only holders of record at the close of business on [ ], 2014 are entitled to receive notice of, and to vote at, the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.  WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.  THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

JOHN F. RAMIREZ
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.           All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA or UTMA
(2) Estate of John Doe, John B. Smith Jr., Executor	John B. Smith, Jr., Executor

Annual Meeting of Shareholders
of
Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

PROXY STATEMENT

[ ], 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Dividend and Income Fund, a Delaware statutory trust (“Fund”), to be voted at the Annual Meeting of Shareholders of the Fund to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on [ ], 2014, and at any adjournments or postponements thereof (the “Meeting”).  The Meeting will be held at [ ] a.m. (Eastern Time).  This Proxy Statement, the accompanying Notice of the Annual Meeting of Shareholders, and the accompanying proxy card are being mailed to shareholders on or about [ ], 2014.

The Board has fixed the close of business on [ ], 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof (the “Record Date”).  On the Record Date, [ ] shares of the Fund were outstanding.  Each outstanding share is entitled to one vote on each of the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted “FOR” each proposal.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the “Exchange Act”)), owning beneficially more than 5% of the Fund’s outstanding shares, except as follows:

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	[ ] (2)	[ ]%
Bexil Corporation	[ ] (3)	[ ] %
Midas Securities Group, Inc.	[ ] (4)	[ ] %
Winmill & Co. Incorporated	[ ] (5)	[ ] %
Winmill Family Trust	[ ] (6)	[ ] %
Mark C. Winmill	[ ] (7)	[ ] %

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares

Bexil Securities LLC	[ ] (8)	[ ]%
Castle Mortgage Corporation	[ ] (9)	[ ] %
Bexil American Mortgage Inc.	[ ] (10)	[ ] %

(1)	Unless otherwise noted, the address of each person is 11 Hanover Square, New York, NY 10005.

(2)
Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the [ ] shares indirectly owned by Bexil Corporation (“Bexil”) as a result of his status as a controlling person of the Winmill Family Trust, Winmill & Co. Incorporated (“Winco”), and Midas Securities Group, Inc. (“Midas Securities”). Mr. Thomas Winmill disclaims beneficial ownership of these shares. Mr. Thomas Winmill beneficially owns an additional [ ]% of the outstanding shares of the Fund. He does not disclaim beneficial ownership of these [ ] shares.

(3)
Bexil has indirect beneficial ownership of these shares, as a result of its status as the sole member of Bexil Securities LLC (“Bexil Securities”) and the majority owner of Bexil American Mortgage Inc. (“Bexil American”) and its subsidiary, Castle Mortgage Corporation (“Castle Mortgage”).

(4)	Midas Securities owns approximately [ ]% of the outstanding shares of Bexil.

(5)	Winco owns all of the outstanding shares of Midas Securities.

(6)	The Winmill Family Trust owns all of the voting stock of Winco.

(7)
Mark C. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the [ ] and [ ] shares indirectly owned by Bexil and directly owned by Castle Mortgage and Bexil Securities, respectively, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.

(8)	Castle Mortgage has beneficial ownership of these shares and has sole voting and investment power over these shares.

(9)	Bexil American has indirect beneficial ownership of these shares, as a result of its status as the majority owner of Castle Mortgage.

(10)	Bexil Securities has beneficial ownership of these shares and has sole voting and investment power over these shares.

The [ ]% beneficial ownership reported by Bexil, Midas Securities, Winco, Winmill Family Trust, Thomas B. Winmill, and Mark C. Winmill represents indirect record or beneficial ownership of the same Fund shares. Mr. Thomas Winmill and Mr. Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Bexil Securities and Castle Mortgage Corporation, by virtue of their role as trustees of the Winmill Family Trust. Bexil Securities and Castle Mortgage each intends to vote its shares of the Fund in favor of all of the proposals. As of the Record Date, the officers, Trustees, and nominee of the Fund (other than Mr. Thomas Winmill) own in the aggregate less than 1% of the outstanding shares of the Fund.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without further notice other than announcement at the Meeting.  Abstentions and broker non-votes will not have an impact on the chairman’s determination to adjourn the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to the proposal described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

All costs of soliciting proxies for the Meeting will be borne by the Fund. The Fund has retained [ ] to assist in the solicitation of proxies for a fee of $[ ], plus reimbursement for out-of-pocket expenses. Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Fund will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Fund and persons affiliated with Bexil Advisers LLC, the Fund’s investment manager (“Bexil Advisers” or the “Investment Manager”), may, without remuneration, solicit proxies personally or by telephone or electronic communications.  Photographic identification will be required for admission to the Meeting.

The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis.  The Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended December 31, 2013.  Requests for such Annual Reports should be directed to the Fund at 11 Hanover Square, New York, New York, 10005 or by telephone toll-free at 1-800-937-5449.  Such Annual Report is not to be regarded as proxy soliciting material.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposals in “Questions and Answers” format.  If you have any questions about the proposals or how to vote your shares, please call [ ] at [ ].

Question:	What proposals will be acted upon at the Meeting?

A.
At the Meeting, you will be asked to:  (1) re-elect James E. Hunt to the Board of Trustees of the Fund as Class III Trustee to serve until 2017 or until his successor is elected and qualifies (“Proposal 1”); (2) approve amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust (“Proposal 2”); and (3) approve changes to the Fund’s fundamental investment objectives, policies, and restrictions (“Proposal 3”).

Question:	How does the Board recommend that I vote?

A.
After careful consideration of the proposals, the Board, including all those members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (the “Independent Trustees”), unanimously approved each proposal and recommends that you vote in favor of all of the proposals.  The reasons for the Board’s recommendations are discussed in more detail in the Proxy Statement.

Question:	What are shareholders being asked to approve in Proposal 2?

A.
Currently, the Fund has substantial capital loss carryovers and unrealized capital losses for federal income tax purposes.  Certain tax rules would limit the Fund’s ability to use the carryovers fully if it experienced an “ownership change.”  To reduce the risk of that occurring, the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) contains provisions that are designed to prevent an ownership change from taking place by limiting the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board’s prior approval.  In order to enhance those provisions, the Board is recommending that shareholders approve certain amendments to the Declaration that would further limit the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Trustees’ prior approval.

The share ownership limitation provisions in the Declaration and proposed amendments thereto may have an anti-takeover effect on the Fund that could decrease its market price in certain circumstances, as discussed more fully in the Proxy Statement, or limit the ability of certain shareholders to influence its management. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a shareholder or the conversion of the Fund to open end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund.

Question:	What are shareholders being asked to approve in Proposal 3?

A.
The Board is recommending that shareholders of the Fund approve changing the Fund’s investment objectives from fundamental to non-fundamental to enhance the Fund’s flexibility to more easily alter its investment objectives when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory developments. “Fundamental” means that the Fund’s investment objective can only be changed with shareholder approval and “non-fundamental” means that the Board would be able to change the Fund’s investment objective in the future without shareholder approval.

Although the Fund has no current plans to change its investment objectives, since the Fund is seeking approvals on other matters at this time, the Board is seeking the flexibility to change the investment objective without a further shareholder vote in order to also avoid the potential future cost of solicitation. If such proposal is approved, the Fund will notify shareholders in the event of a change in its investment objectives.

The Board is also proposing that shareholders of the Fund approve changing the Fund from a diversified fund to a non-diversified fund. Shareholder approval would enable the Fund to invest larger percentages of its assets in the securities of particular issuers. The Board believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities.  However, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer.

Finally, shareholders are also being asked to approve changes in, or the removal of, certain fundamental investment policies of the Fund, as described in the Proxy Statement. The changes are recommended in an effort to enhance and modernize the Fund’s fundamental investment policies, to provide the Fund additional flexibility to pursue its investment strategies and objectives, and to simplify compliance monitoring. The Proxy Statement explains the proposed changes to, or elimination of, each fundamental policy. Shareholders are being asked to approve the changes in certain investment policies that are “fundamental,” which can be changed only with the approval of shareholders. Each change to a fundamental policy requires a separate vote, so shareholders should vote for each proposal appearing on the proxy card. The Investment Manager has advised the Board that if the recommended changes are approved, it does not currently intend to materially change the manner in which it manages the Fund with respect to these policies, or to materially increase the Fund’s risk profile. Any material changes made to the Fund’s investment strategies will be subject to review by the Board.

Question:	What number should I call if I have questions?

A.	We will be pleased to answer your questions about this proxy solicitation. Please call [ ] at [ ] with any questions.

Question:	How do I vote?

A.	You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” ALL OF THE PROPOSALS.

PROPOSAL 1

RE-ELECTION OF JAMES E. HUNT
AS A CLASS III TRUSTEE

Pursuant to the governing documents of the Fund, the Board is divided into three classes: Class I, Class II, and Class III.  One class of Trustees is to be elected at each annual meeting of shareholders to serve for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when their respective successors are elected and qualified.  At the Meeting, shareholders will be asked to re-elect James E. Hunt, whose term as the Class III Trustee will expire at the Meeting or thereafter when his successor is elected and qualified.  No other class of Trustees has a term that so expires this year.

Upon the recommendation of the Board’s Nominating Committee for nomination by the Board as a candidate for election as a Trustee, with the unanimous approval of the independent Trustees and the Continuing Trustees (as defined in the Fund’s governing documents), the Board has nominated James E. Hunt for re-election as a Class III Trustee.  The nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted for the re-election of the nominee.  Should the nominee withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person or persons as the Board may recommend.

Information Regarding the Nominee

Set forth below is certain information regarding the nominee for re-election as a Class III Trustee of the Fund.
Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee	Other Directorships Held by Nominee(2)
Independent Trustee Nominee(3)
James E. Hunt December 14, 1930	Trustee (Class III)	Since 2011	Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None

(1)
The Fund Complex is comprised of the Fund, Foxby Corp., Self Storage Group, Inc., and Midas Series Trust which are all (except Self Storage Group, Inc.) managed by the Investment Manager or its affiliates.

(2)
Refers to directorships held by the nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act.

(3)
Nominee who is not an “interested person” of the Fund as defined under the 1940 Act (“interested person”). Neither the nominee, nor his immediate family members, held any positions (other than director of the investment companies in the Fund Complex (as defined above)) with the Investment Manager, its affiliates or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

In considering the nominee for re-election, the Board evaluated the nominee’s background and his oversight and service as a member of the boards of the funds in the Fund Complex.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that the nominee should be re-elected as Trustee of the Fund, the Board considered and evaluated the nominee’s relevant knowledge, experience, expertise and independence.  The nominee has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an independent director or Trustee for more than twenty-five years on the boards of Directors and Trustees of the other investment companies in the Fund Complex. In addition, the Board considered the nominee’s experience with financial matters as a result of his experience as a partner of Hunt Howe Partners LLC, executive recruiting consultants.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE RE-ELECTION OF THE NOMINEE FOR CLASS III TRUSTEE

Vote Required

Pursuant to the Fund’s Bylaws, unless all nominees for Trustee are approved by a majority of the Continuing Trustees, the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be voted shall be required to elect a Trustee.  If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality (i.e., an excess of votes cast for such nominee over the votes cast for any other candidate) of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee.  Accordingly, the election of the nominee as Trustee requires the affirmative vote of a plurality of votes cast at the Meeting, provided a quorum is present.  Each share cast “FOR” the Trustee nominee will be counted toward the receipt of a plurality of votes.

Current Board Members

In addition to the nominee for Class III Trustee set forth above, the Board of the Fund is comprised of the individuals listed below.

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Independent Trustees(4)
Bruce B. Huber, CLU, ChFC, MSFS February 7, 1930	Trustee (Class I)	Since 2011 (current term ends at the 2015 annual meeting, or thereafter when his successor is elected and qualified)	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ	6	None
Peter K. Werner August 16, 1959	Trustee (Class II)	Since 2011 (current term ends at the 2016 annual meeting, or thereafter when his successor is elected and qualified)	Since 1996, he has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Interested Trustee
Thomas B. Winmill, Esq. (5) P.O. Box 4 Walpole, NH 03608 June 25, 1959	Trustee (Class II); President, Chief Executive Officer	Since 2011 (current term ends at the 2016 annual meeting, or thereafter when his successor is elected and qualified)
He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Self Storage Group, Inc., a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation, and Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
				6	Eagle Bulk Shipping Inc.

(1)	The mailing address of each Trustee is, except as noted otherwise, 11 Hanover Square, New York, New York 10005.

(2)
The Fund Complex is comprised of the Fund, Foxby Corp., Self Storage Group, Inc., and Midas Series Trust which are all (except Self Storage Group, Inc.) managed by the Investment Manager or its affiliates.

(3)
Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act.

(4)
Trustees who are not “interested persons” of the Fund as defined under the 1940 Act. None of the Independent Trustees, nor their immediate family members, held any positions (other than director or trustee of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(5)	Mr. Winmill is an “interested person” as defined in the 1940 Act because of his affiliations with the Investment Manager, as noted above.

Executive Officers

The current executive officers of the Fund are as follows:

Name, Address(1) and Age	Position(s) Held with Fund	Officer Since(2)	Principal Occupation(s) During Past 5 Years

Jacob Bukhsbaum, Esq. July 3, 1983	Chief Compliance Officer, AML Officer, Vice President, and Associate General Counsel	2012
Chief Compliance Officer, AML Officer, Vice President, and Associate General Counsel of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Tuxis Corporation, and Winco. He is a member of the New York State Bar.

Heidi Keating (also known as Irene Kawczynski) March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
Thomas O’Malley July 22, 1958	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is Vice President of Bexil American Mortgage Inc. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	2011
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He is Secretary and Vice President of Bexil American Mortgage Inc. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Vice President	2012
Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Self Storage Group, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers. He is also a Director of the New York Self Storage Association.

(1)	The mailing address of each officer is 11 Hanover Square, New York, New York 10005.

(2)	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 11, 2013.

Trustee and Executive Officer Compensation

Currently, the basis of compensation for the Independent Trustees is an annual retainer of $[ ], payable quarterly, a fee of $[ ] for each quarterly Board meeting attended, $[ ] for each special meeting attended, $[ ] for each committee meeting attended, and $[ ] per annum per committee chaired.  Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.  The Fund currently has no bonus, profit sharing, pension, or retirement plan.  The Fund’s Interested Trustee and executive officers are eligible for bonuses from Bexil Advisers and may participate in a qualified retirement plan offered by Bexil Advisers.   No current officer or Trustee of the Fund who is also a manager, officer or employee of Bexil Advisers or its affiliates receives any remuneration from the Fund, except the Chief Compliance Officer.

A summary of the compensation and benefits for the Trustees and nominee of the Fund for the fiscal year ended December 31, 2013 is shown in the following table:

Trustee and Executive Officer Compensation

Name of Trustee or Nominee	Aggregate Compensation	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees/Nominee:
James E. Hunt	$[ ]	$[ ]
Bruce B. Huber	$[ ]	$[ ]
Peter K. Werner	$[ ]	$[ ]

Interested Trustee:
Thomas B. Winmill	$0	$0

Security Ownership of Management

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or nominee in the Fund and in all investment companies in the aggregate within the Fund Complex overseen and/or to be overseen by each Trustee and/or nominee as of [ ], 2014.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee/Nominee in the Fund Complex
Independent Trustees/Nominee:
James E. Hunt	$[ ]	$[ ]
Bruce B. Huber	$[ ]	$[ ]
Peter K. Werner	$[ ]	$[ ]

Interested Trustee:
Thomas B. Winmill	$[ ]	$[ ]

As of January 31, 2014, no Independent Trustee or Independent Trustee nominee owned beneﬁcially or of record any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.

Current Board Leadership Structure and Oversight Responsibilities

The Board of Trustees is responsible for the oversight of the Fund’s operations. The Board is currently composed of four members, three of whom are Independent Trustees.  As described below, the Board has established four standing committees, Audit, Executive, Nominating, and Continuing Trustees, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.

The Trustees have designated Mr. Winmill to serve as the Chairman of the Board (the “Chairman”).  Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, chief executive officer, general counsel, compliance officer, and in other capacities.  The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management.  The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act).  The Independent Trustees have not appointed a lead independent Trustee.  The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board.  The Chairman may also perform such other functions as may be requested by the Trustees from time to time.  Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees.  The Trustees believe that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.

Risk Oversight

The operation of an investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities.  The Board, directly or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s Chief Compliance Officer, Bexil Advisers, the Fund’s independent registered public accounting firm, outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of Bexil Advisers and certain service providers.  The conduct of the Fund’s risk management programs is generally delegated to Bexil Advisers and other service providers to the Fund.  Although the risk management programs of Bexil Advisers and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or Bexil Advisers, its affiliates, or other service providers.

Qualification of Board of Trustees

Each Trustee’s background and his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Fund. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Trustee’s relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Huber has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring the Investment Manager and other fund service providers as a result of his service as an Independent Director and Trustee for more than twenty-five years on the boards of Directors and Trustees of the other investment companies in the Fund Complex.  Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than fifteen years on the boards of Directors and Trustees of the other investment companies in the Fund Complex.  Thomas B. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than fifteen years of the other investment companies in the Fund Complex.

Board Committees and Board of Trustees’ Meetings

Audit Committee.  The Board has an Audit Committee comprised of the Independent Trustees.  The purpose of the Audit Committee is to meet with the Fund’s independent registered public accounting firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting.  The Audit Committee met three times during the fiscal year ended December 31, 2013.  A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.

Nominating Committee.  The Board also has a Nominating Committee, comprised of Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board.  The Nominating Committee met one time during fiscal year ended December 31, 2013.  A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.

Executive Committee.  The Board has an Executive Committee which was established in February 2011, comprised of Thomas B. Winmill and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.  The Executive Committee did not meet during the fiscal year ended December 31, 2013.

Committee of Continuing Trustees. The Fund has a Committee of Continuing Trustees which was established in June 2011, which may meet from time to time, to take such actions as are required by the Charter and Bylaws of the Fund.  The Committee of Continuing Trustees is comprised of Messrs. Huber, Hunt, Werner, and Winmill. The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2013.

Special Committee.  During the fiscal year ended December 31, 2013, the Fund formed an ad hoc Special Committee comprised of the Independent Trustees in connection with the Fund’s 2013 rights offering.  The Special Committee met [ ] times during the fiscal year ended December 31, 2013.

The Fund has no compensation committee of the Board of Trustees.

For the fiscal year ended December 31, 2013, the current Board of Trustees held four regularly scheduled meetings and [ ] special meetings. For the fiscal year ended December 31, 2013, each of the Trustees currently in office attended at least 75% of the total number of meetings of the Board of Trustees and of all Committees of the Board held during the period in which he served.  The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders but encourages such attendance.  On April 26, 2013, the Fund held an annual meeting of shareholders for the fiscal year ended December 31, 2013.  One of the Trustees attended the annual meeting of shareholders for the fiscal year ended December 31, 2013.

Information Regarding the Fund’s Process for Nominating Trustee Candidates

In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate.  The Nominating Committee will not consider self-nominated candidates.  The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.  The Nominating Committee believes the Board may benefit from diversity of background, experience, and views among its members, and may consider this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Pursuant to the Fund’s Bylaws, to qualify as a nominee for a Trusteeship or election as a Trustee, an individual, at the time of nomination or election as the case may be, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the Securities and Exchange Commission (“SEC”); and (C) shall not serve as a Trustee or officer of another closed end investment company unless such company is managed by the Fund’s investment manager or investment adviser or by an affiliate of either; or (ii) shall be a current Trustee of the Fund.  In addition, to qualify as a nominee for a Trusteeship or election as a Trustee at the time of nomination or election as the case may be, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on May 8, 2012, as subsequently amended or modified, and (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee. In addition, to qualify as a nominee for a Trusteeship or election as a Trustee at the time of nomination or election as the case may be, a person shall not, if elected as a Trustee, cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Declaration, or any general policy adopted by the Board of Trustees regarding either retirement age or the percentage of Interested Persons and non-Interested Persons to comprise the Fund’s Board of Trustees.

The Nominating Committee of the Board of Trustees, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual nominated by the Nominating Committee of the Board of Trustees shall be deemed to have satisfied the foregoing qualifications. Any individual not so nominated by the Nominating Committee of the Board of Trustees shall be deemed not to satisfy the foregoing qualifications, unless the Nominating Committee adopts a resolution setting forth the affirmative determination that such individual satisfied the foregoing qualifications. Any individual who does not satisfy the qualifications set forth under the foregoing provisions shall not be eligible for nomination or election as a Trustee.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).

A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:

(1)
A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s shares for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

(2)
The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(3)
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 days before the first anniversary date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

(4)
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a trustee or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

(5)
The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter.  The Nominating Committee Charter was approved by the Board on May 18, 2012.

Report of the Audit Committee

Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, was the IRPAF for the Fund for the fiscal years ended December 31, 2012 and December 31, 2013.  Representatives of TWB are not expected to attend the Meeting.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Committee’s responsibilities.  As required by the charter, the Audit Committee has received the written disclosures and the letter from TWB required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with TWB its independence with respect to the Fund.  The Fund has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of [ ], 2014.

The Fund’s financial statements for the fiscal year ended [ ] were audited by TWB.  The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and TWB, and discussed certain matters with TWB addressed by Statements on Auditing Standards No. 61, as amended.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Trustees (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended [ ].

Bruce B. Huber, Member of the Audit Committee
James E. Hunt, Member of the Audit Committee
Peter K. Werner, Chairman of the Audit Committee

Audit Fees

The aggregate fees billed for professional services rendered by TWB for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $[ ] and $[ ] for the fiscal years ended December 31, 2012 and December 31, 2013, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by TWB that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal years ended December 31, 2012 and December 31, 2013 were, respectively, $[ ] and $[ ].

Tax Fees

The aggregate fees billed for tax-related services, including tax return review, tax advice, or tax planning rendered by TWB to the Fund were $[ ] and $[ ] for the fiscal years ended December 31, 2012 and December 31, 2013, respectively.

All Other Fees

The aggregate fees billed for services provided by TWB to the Fund, other than the services reported above were $[ ] and $[ ] for the fiscal years ended December 31, 2012 and December 31, 2013, respectively

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Fund’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Fund, and any non-audit services proposed to be provided by TWB to the Fund’s Investment Manager, if the engagement relates directly to the Fund’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. No audit, audit-related, tax, or other services provided by TWB were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended December 31, 2012 and December 31, 2013, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by TWB for services rendered to the Fund, and rendered to Bexil Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Bexil Advisers that provides ongoing services to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 and were $[ ] and $[ ], respectively.  The Audit Committee has determined that the provision of non-audit services that were rendered by TWB to Bexil Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Bexil Advisers that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s independence.

PROPOSAL 2

APPROVE AMENDMENTS TO THE FUND’S
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

The Board recommends that shareholders of the Fund approve certain amendments (collectively, the “Amendments”) to the Declaration. The Amendments would expand (i) the definition of a Person (as defined in the Declaration) that is an owner of greater than 4.99% of the Fund’s Shares (as defined in the Declaration) to include a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 4.99% of the Fund’s Shares; and (ii) the authority of the Board to modify or interpret the definitions of any terms or conditions in Article II, Section 12 of the Declaration so that the Board may do so when it deems it to be otherwise necessary or advisable and to take such action in connection therewith by a written instrument signed by a majority of the Continuing Trustees (as defined in the Declaration) then in office.

If approved by shareholders, Article II, Sections 12(c)(i) and 12(j) of the Declaration will be amended as follows (additions shown double underlined and deletions shown struck through):

Section 12(c)(i)

(i) Restrictions on Certain Acquisitions of Shares. If a Person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Shares or any option, warrant or other right to purchase or acquire Shares (such warrant, option, or security being an “Option”) or any securities convertible into or exchangeable for Shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether voluntary or involuntary, of record, beneficially, by operation of law or otherwise (provided, however, that a transaction that is a pledge (and not an acquisition of tax ownership for U.S. federal income tax purposes) shall not be deemed an Acquisition but a foreclosure pursuant thereto shall be deemed to be an Acquisition), and such Acquisition shall cause such Person to become either an owner (within the meaning of Section 382 of the Code) or a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 4.99 percent of the Shares ~~within the meaning of Section 382 of the Code with respect to the Trust~~ (a “Five Percent Shareholder”) or increase the percentage of Shares owned by a Five Percent Shareholder, then such Person shall be a “Restricted Holder” and such Shares shall be “Excess Shares,” and such Acquisition of Excess Shares shall not be permitted and such transfer of Excess Shares to the Restricted Holder shall be void ab initio except as authorized pursuant to this Article II, Section 12; provided, however, that for purposes of determining the existence and identity of, and the amount of Shares owned by, any Five Percent Shareholders or Restricted Holders, the Trust is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G under the Exchange Act (or any similar schedules) as of any date and (b) the Trust’s actual knowledge of the ownership of the Shares.

Section 12(j)

(j) Authority of Board of Trustees to Interpret. Nothing contained in this Article II, Section 12, shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Trust and to preserve the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law or other event or situation making one or more of the following actions necessary or desirable, the Board of Trustees may, by adopting a written resolution and without Shareholder approval, modify or interpret the definitions of any terms or conditions set forth in this Article II, Section 12 as appropriate to prevent an ownership change for purposes of Section 382 of the Code or when it deems it to be otherwise necessary or advisable; provided, however, that the Board of Trustees shall not cause there to be such modification or interpretation unless (1) it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of legal and/or tax counsel to the Trust or (2) such action is otherwise approved by a written instrument signed by a majority of the Continuing Trustees then in office.

Why is the Board recommending approval of the Amendments?

Currently, the Fund has substantial capital loss carryovers under Section 1212 of the Internal Revenue Code of 1986, as amended (the “Code”), from previous taxable years and unrealized capital losses in its current portfolio (collectively, “CLCOs”) that could translate into significant future tax savings for the Fund and its shareholders, although under Sections 382 and 383 of the Code (collectively, “Section 382”) certain “ownership changes” could limit the Fund’s ability to use these CLCOs. In seeking to prevent such ownership changes, Article II of the Declaration currently limits the ability of persons to own (within the meaning of Section 382) more than 4.99% of the Fund’s outstanding shares without the Trustees’ prior approval.  The Board believes the Amendments further enhance the ability of the Fund to prevent these changes by also limiting the ability of persons to own (within the meaning of Section 13 of the Exchange Act) greater than 4.99% of the shares, because it may count more shares as “owned” than would be counted as “owned” under the meaning of Section 382.  Moreover, the Amendments may assist the Board to better defend against takeover activities, such as to defend against arbitrageurs attempting to make a short term profit in Fund shares while trading at a discount to net asset value potentially at the expense of long term investors, although any anti-takeover effect, though deemed salutary by the Board, could decrease the market price of the Fund’s shares in certain circumstances, as discussed more fully below, or limit the ability of certain shareholders to influence its management.

How do the provisions in the Declaration and the Amendments help the Fund to take advantage of CLCOs?

To the extent the Fund realizes capital gains in the future on the sale of its investments, the CLCOs would be available to offset those gains dollar-for-dollar for federal income tax purposes until the CLCOs are used or expire.  This offset would permit the Fund to retain those capital gains (instead of having to distribute them to its shareholders to avoid federal income tax at the Fund level) and compound its net asset value growth on a tax-deferred basis, which could lead to higher annual after-tax returns for the Fund.

As of December 31, 2013, the Fund had CLCOs totaling $[ ], of which $[ ] of short term and $[ ] of long term losses may be carried forward indefinitely, and $[ ], $[ ], and $[ ] will expire in 2015, 2016, and 2018, respectively.  If the Fund were to experience an ownership change, that could significantly defer or eliminate its ability to utilize those CLCOs, cause it to recognize net capital gain that is not offset by CLCOs sooner, and cause some of the CLCOs to expire unused.

While it is impossible to predict with any accuracy the reduction in the amount of the Fund’s capital gains that could be offset by the CLCOs if an ownership change were to take place, the Trustees believe that such impact could potentially be significant.  The share ownership and transfer limitations (“Share Limitations”) are designed to prevent an ownership change so the Fund can preserve the advantage of its CLCOs.

The rules of Section 382 for determining whether an ownership change has occurred are very complex and are beyond the scope of this summary discussion.  Generally, as relevant here, an “ownership change” will occur when one or more shareholders, each of whom directly or indirectly (through application of certain constructive ownership rules) owns 5% or more of the Fund’s shares, increase its/their aggregate ownership of shares by more than 50 percentage points over the lowest percentage of Fund shares it/they owned at any time during the previous three years. For example, a single investor’s acquiring 50.1% of the Fund’s shares within a three year period would result in an ownership change.  Similarly, if ten persons, none of whom previously owned any Fund shares, each acquired slightly over 5% of the Fund’s shares within a three year period (resulting in their collectively owning more than 50% thereof), the Fund would experience an ownership change.

The Declaration generally restricts any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Trustees’ prior approval, any direct or indirect interest in the Fund’s shares (or, if issued in the future, options, warrants, or other rights to acquire Fund shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause the person to own (within the meaning of Section 382) more than 4.99% of the Fund’s shares (any such person being referred to as a “Restricted Holder”) or (2) increase the percentage of the Fund’s shares a Restricted Holder owns.  For purposes of determining the existence and identity of, and the amount of shares owned by, any shareholder, the Fund is entitled to rely conclusively on, in addition to its actual knowledge of the ownership of its shares, the existence and absence of filings of Schedules 13D and 13G (or any similar schedules) as of any date. One Amendment would clarify and expand the definition of a Five Percent Shareholder (as defined in the Declaration) to include a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 4.99% of the Fund’s Shares. Currently, Rule 13d-3 under the Exchange Act provides that “[f]or the purposes of sections 13(d) and 13(g) of the [Exchange] Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or, (2) Investment power which includes the power to dispose, or to direct the disposition of, such security.”

The Declaration provides that any Acquisition attempted to be made in violation of the Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result.  It also provides that any person who knowingly violates the Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Fund’s ability to use its CLCOs and attorneys’ and auditors’ fees incurred in connection with such violation.

Will there be a risk of an ownership change even with the Share Limitations and the Amendments in the Declaration?

Although the Share Limitations and the Amendments are intended to reduce the likelihood of an ownership change, the Fund cannot eliminate the possibility that an ownership change will occur, for reasons including the following:

-
The Trustees can permit a transfer to a Restricted Holder that results or contributes to an ownership change if they determine that the transfer is in the Fund’s best interests, in light of factors it considers in its discretion;

-
A court could find that part or all of the Share Limitations and the Amendments are not enforceable, either in general or as to a particular fact situation.  Delaware state law places restrictions on Delaware corporations’ ability to implement limitations on share ownership and transfers.  Although the Fund is a statutory trust, not a corporation, a court nevertheless could apply those restrictions to the Fund and hold part or all of the Share Limitations and the Amendments unenforceable.  Further, it is possible that part or all of the Share Limitations and the Amendments could be challenged under other applicable law.  The Fund cannot assure shareholders that the Share Limitations and the Amendments are enforceable under all circumstances; and

-
Despite the Share Limitations and the Amendments, there would still remain a risk that certain changes in relationships among shareholders or other events would cause the Fund to have an ownership change.  For example, an ownership change would occur if another investment company acquired the Fund in an equity structure shift (as defined under Section 382).

In light of these factors and others, the Share Limitations and the Amendments serve to reduce, but do not necessarily eliminate, the risk that the Fund will undergo an ownership change.  Moreover, the Fund cannot assure you that, upon audit, the Internal Revenue Service would agree that all of the CLCOs are allowable.

Will the Trustees have the power to waive or modify the Share Limitations and the Amendments?

As mentioned above, the Trustees may approve an Acquisition that would otherwise violate the Share Limitations and the Amendments.  In addition, they are authorized to adopt a written resolution to eliminate or change the Share Limitations, modify the allowable percentage ownership interest, or modify any of the terms and conditions of the Share Limitations without shareholder approval.  Currently, the Trustees would not be able to adopt such a resolution unless (1) they conclude that (a) such action is reasonably necessary or advisable to preserve the Fund’s CLCOs and (b) the continuation of the affected terms and conditions relating to Share Limitations are no longer reasonably necessary for that purpose and (2) their conclusion is based on the advice of Fund counsel.  However, if the Amendments are approved, the Trustees would be able to take such action also when they deem it to be otherwise necessary or advisable and approved by a written instrument signed by a majority of the Continuing Trustees then in office.

What is the potential anti-takeover effect of the Share Limitations and the Amendments?

Shareholders should be aware that the Share Limitations and the Amendments may have an anti-takeover effect because they are designed to restrict the ability of a person or group to accumulate more than 4.99% of the Fund’s shares and a Restricted Holder’s ability to acquire more than that percentage of shares.  Although the Share Limitations and the Amendments are intended as a measure to preserve and protect the Fund’s CLCOs, those limitations, as amended, may have the effect of impeding or discouraging a merger, tender offer, or proxy contest, even if such a transaction may be favorable to the interests of the Fund or some or all of its shareholders, or otherwise limit the ability of certain shareholders to influence the Fund’s management.  That might prevent shareholders from realizing an opportunity to sell all or part of their shares at a premium over prevailing market prices.

As discussed above, however, the Share Limitations permit the Trustees to grant a waiver that could permit a person to exceed the ownership limit.  Moreover, to the extent the Share Limitations and the Amendments may have anti-takeover effects, they may provide benefits such as potentially requiring persons seeking control of the Fund to negotiate with the Trustees regarding the price to be paid or other matters and facilitating the continuity of the Fund’s investment objectives and policies.

The Share Limitations and the Amendments may make it more difficult for non-incumbents to gain control of the Board.  The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by a shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price by discouraging a third party from seeking to obtain control of the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF PROPOSAL 2.

Vote Required

Pursuant to the Bylaws, provided a quorum is present, a majority of all the votes cast at the meeting shall be sufficient to approve Proposal 2.

PROPOSAL 3

APPROVE CHANGES TO THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

Background

The Board believes it appropriate to revise or remove certain fundamental investment objectives, policies, and restrictions (which may only be changed or removed with shareholder approval), as described below. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as “fundamental,” meaning they may not be changed without shareholder approval.1 The Fund has designated certain investment objectives, policies, and restrictions as fundamental which are not required to be fundamental, which, in the view of the Board, are either outdated or more restrictive than applicable law and regulation require. The Board also believes that the revisions to, elimination, or removal of the designation as fundamental, of certain fundamental investment objectives, policies, and restrictions, as described in Proposals 3.A through 3.I below, will provide the Fund with additional investment flexibility, clarify and/or expand the Fund’s ability to enter into certain types of transactions, and/or better align the relevant investment objectives, policies, and restrictions of the Fund with those of other funds in its investment company complex. Further, the Board believes that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Fund from responding to changing regulations or market developments in the future ― at least without incurring delays and costs that would be associated with seeking shareholder approval. At this time, the Investment Manager anticipates that, except as otherwise stated, none of these changes will materially affect the current management of the Fund.

1 The policies required to be fundamental under the 1940 Act relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior

Accordingly, the Board, after careful consideration of the investment objectives, policies, and restrictions of the Fund recommends:  (a) changing the Fund’s investment objectives from fundamental to non-fundamental; (b) changing the Fund’s subclassification from diversified to non-diversified; (c) eliminating the fundamental policy relating to investments in companies for the purpose of exercising control or management; (d) revising the fundamental policy relating to real estate; (e) eliminating the fundamental policy relating to short sales of securities; (f) revising the fundamental policy relating to commodities; (g) revising the fundamental policy relating to lending; (h) revising the fundamental policy relating to underwriting; and (i) revising the fundamental policy relating to industry concentration.

The proposed changes to the Fund’s fundamental policies are discussed in detail below.  If a proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy (or elimination thereof) will be adopted by the Fund.  Each approved proposal will take effect as soon as reasonably practicable following approval at the Meeting.  If shareholders do not approve a proposal, the current investment policy or policies contained in that proposal will remain in effect.

PROPOSAL 3(A): CHANGE FROM FUNDAMENTAL TO NON-FUNDAMENTAL
THE FUND’S INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. These investment objectives of the Fund are currently fundamental policies. The Board recommends that shareholders of the Fund approve changing the Fund’s investment objectives from fundamental to non-fundamental to enhance the Fund’s flexibility to more easily alter its investment objectives when the Board believes it is in the best interests of the Fund or when necessary to comply with possible future regulatory developments. “Fundamental” means that the Fund’s investment objective can only be changed with shareholder approval and “non-fundamental” means that the Board would be able to change the Fund’s investment objective in the future without shareholder approval.

Although the Fund has no current plans to change its investment objectives, since the Fund is seeking approvals on other matters at this time, the Board is seeking the flexibility to change the investment objectives without a further shareholder vote in order to also avoid the potential future cost of solicitation. If this proposal is approved, the Fund will notify shareholders in the event of a change in its investment objectives.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f ) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company.

PROPOSAL 3(B): CHANGE THE SUBCLASSIFICATION OF THE FUND
FROM DIVERSIFIED TO NON-DIVERSIFIED AND
ELIMINATE THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION

The Board has unanimously approved, and recommends that shareholders of the Fund approve, changing the subclassification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the 1940 Act.  Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its subclassification from diversified to non-diversified.  If shareholders approve the proposal, the Fund would become classified as a “non-diversified” fund under the 1940 Act and in this connection its fundamental investment restriction concerning diversification, set forth below, would be eliminated. Generally, a fund that is non-diversified may invest a higher percentage of its assets in a smaller number of companies and in any one issuer, and may have more risks than a diversified fund, as described below.

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not, as to 75% of its total assets, invest more than 5% of the value of its total assets in securities of any one issuer (except the U.S. government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations) or purchase more than 10% of the outstanding voting securities of any one issuer.
None.

As a 1940 Act diversified fund, the Fund must invest at least 75% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 25% of its total assets, there is no limit on the amount of assets the Fund may invest in the securities of a single issuer. These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations. These limits apply at the time the Fund purchases a security; the Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund’s holdings. A 1940 Act non-diversified fund is not subject to these requirements.

As a general matter, the Board believes that changing the Fund from a diversified fund to a non-diversified fund may give the Investment Manager more flexibility in implementing the Fund’s investment strategies. The change would enable the Investment Manager to focus the Fund’s investments on those securities that it believes may assist the Fund pursue its investment objectives, although the Investment Manager’s investment choices represent its subjective determinations and it may not accurately assess the investment prospects of a particular security.

Risks.  Shareholder approval of the proposal would enable the Fund to operate as a non-diversified fund, which means that it would not be limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence.

The Board believes that this increased investment flexibility may provide opportunities, however, to enhance the Fund’s performance, although investing a larger percentage of the Fund's assets in any one issuer could increase the Fund's risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if it had more diversified its investments. The Investment Manager would use this increased investment flexibility for the Fund to take larger positions in the securities of a single issuer when it believes the investment opportunity may justify the risks involved.

If the Fund’s shareholders approve this proposal, the Fund may operate as non-diversified or it may not, depending on the investment opportunities available to the Fund. The flexibility to take larger positions in the securities of a single issuer may not be used immediately upon shareholder approval, and may be implemented over time depending on market conditions. The Investment Manager intends to operate the Fund as non-diversified when it believes it would be in shareholders’ best interests to do so; provided, that if the Investment Manager does not operate the Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval to reserve freedom of action to operate as non-diversified. If the Fund’s shareholders approve this proposal, its current fundamental investment restriction concerning diversification set forth above, nevertheless would be remain eliminated.

The Fund’s current intention, however, is to continue to qualify as a regulated investment company under the Code and subject to its diversification rules. These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. Like the 1940 Act limits, the Code limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements collateralized by any of such obligations.

The following is a hypothetical situation in which operating the Fund as a non-diversified fund could give the Investment Manager more flexibility in implementing the Fund’s investment strategies.  This hypothetical situation is used for illustration purposes only.

As described above, as a 1940 Act diversified fund, with respect to 25% of its total assets (the “25% basket”), the Fund may invest more than 5% of its total assets in one or more issuers. For example, assume that the portfolio includes, among other securities, securities of three fictional companies: GlobalCo, WorldCo, and USCo. At the time the Fund purchased securities of these companies, the companies made up the “25% basket”. Assume, for purposes of this example, that the Fund purchased GlobalCo at $5 per share and GlobalCo increases in value to $20 per share so that, combined with WorldCo and USCo, these three holdings now exceed 25% of the Fund’s total assets. As described above, the Fund may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the 25% basket. However, the Fund cannot now take a larger position in GlobalCo, WorldCo or USCo because (as a 1940 Act diversified fund) the Fund cannot add any more to the 25% basket. The same issue arises if the other holdings decrease in price so that the securities in the 25% basket then exceed 25% of the Fund’s total assets. If, however, shareholders approve changing the Fund from a diversified fund to a non-diversified fund, the Fund would be able to take a larger position in any of the companies in this hypothetical situation because the Fund would not be constrained by the 25% basket. If the prices of the holdings in the hypothetical situation described above were to decrease, such that they became a smaller relative portion of the Fund’s portfolio (i.e., the three securities fell to 15% or 20% of the Fund’s total assets), the Fund’s current diversification limits would not apply. Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described above.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3(C): ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

The Board recommends that shareholders of the Fund approve the elimination of the Fund’s fundamental investment restriction relating to investments for the purpose of exercising control over any issuer. The current fundamental investment restriction would be revised as follows:

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not invest for the purpose of exercising control over any issuer.	None.

The 1940 Act does not prohibit a fund from investing for the purpose of exercising control over other issuers and does not require funds to have a fundamental policy regarding such investment purposes. Because the restriction is not necessary and there is no clear test of when an investment may be for the purpose of exercising control, the restriction is proposed for elimination to avoid potential ambiguities in its application in the future. Additionally, eliminating this restriction will provide the Fund with more investment flexibility.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3(D): REVISE THE FUNDAMENTAL RESTRICTION
RELATING TO REAL ESTATE

The Board recommends that shareholders of the Fund approve a revision to the Fund’s fundamental investment restriction relating to real estate.  The current fundamental investment restriction would be revised as follows:

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not purchase or sell real estate except securities secured by real estate or interests therein.
The Fund may not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

The 1940 Act requires a fund to have fundamental investment policies governing investments in real estate but does not prohibit a fund from owning real estate. The Fund’s current policy prohibits investments in real estate except securities secured by real estate or interests therein. The revised policy would permit the Fund to purchase or sell real estate to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. The revised policy also generally retains the ability to invest in certain types of real estate securities, such as securities of issuers that deal or invest in real estate or securities secured by real estate or interests therein.

To the extent that the Fund acquires real estate or direct interests in real estate, such investments may be illiquid and subject to the risks associated with illiquid investments.  Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

To the extent consistent with the Fund’s investment strategy, the revised policy will not affect the Fund’s ability to invest in securities secured by real estate or issued by issuers that invest in real estate. Rather, the revised policy will permit investment in these types of assets, as well as real estate to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3(E): ELIMINATE THE FUNDAMENTAL RESTRICTION
RELATING TO SHORT SALES OF SECURITIES AND THE PURCHASE SECURITIES ON MARGIN

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to short sales of securities and the purchase securities on margin. The current restriction applicable to the Fund would be deleted from the Fund’s fundamental investment restrictions, as shown below:

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not make short sales of securities or purchase securities on margin except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions and the writing of call options on securities described above.
None.

The 1940 Act does not (i) require a fund’s investment policy with respect to short sales securities or purchasing securities on margin to be fundamental or (ii) prohibit a fund from engaging in short sales or purchasing securities on margin. The 1940 Act generally allows investment companies to effect short sales of securities provided that such transactions do not contravene SEC rules or regulations. The Fund’s current investment restriction with respect to short sales and purchasing securities on margin is fundamental and prohibits the Fund from effecting short sales of securities or purchasing securities on margin except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions and the writing of call options on securities in certain circumstances.

To the extent the Fund effects short sales or purchases securities on margin in the future, it intends to do so in accordance with the 1940 Act and applicable SEC pronouncements, which currently require, among other things, a fund to “cover” short sales by segregating and marking to market daily liquid securities equal to the Fund’s potential obligation or economic exposure under the instruments.

If approved by shareholders, this change would provide increased flexibility that may assist the Fund pursue its investment objectives. To the extent the Investment Manager engages in short sales in the future, the Fund would be subject to the risks associated with such transactions, including, among others, the risk that the price of a security may increase during the period of the short sale and the date when the Fund replaces the borrowed security and the risk that the third party to the short sale may fail to honor its contract terms. If such an event occurs, the Fund may incur losses, including losses that may be greater than the actual cost of the investment.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3(F): REVISE THE FUNDAMENTAL RESTRICTION
RELATING TO COMMODITIES

The Board recommends that shareholders of the Fund approve a revision to the Fund’s fundamental investment restriction relating to investments in commodities.  The current fundamental investment restriction would be revised as follows:

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not purchase or sell commodities, commodity futures contracts or commodity contracts.
The Fund may not purchase or sell commodities, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may engage in commodities, financial, and currency futures contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

The 1940 Act requires a fund to have fundamental investment policies governing investments in commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as precious metals, oil, or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as commodity-linked notes, structured investments and notes, currencies and, possibly, currency futures). The value of commodities and commodity related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The Fund’s current fundamental restriction prohibits investments in commodities, commodity futures contracts or commodity contracts. The revised policy would, as a fundamental restriction, prohibit the Fund from purchasing or selling commodities except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. However, the proposed fundamental restriction permits the Fund to engage in commodities, financial, and currency futures contracts and related options in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3(G): REVISE THE FUNDAMENTAL RESTRICTION
RELATING TO LOANS

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to loans.  The current fundamental investment restriction would be revised as follows:

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not make loans except through purchasing fixed income securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objectives and policies.

The Fund may not lend securities or make loans to others, except to the extent permitted under the Investment Company Act of 1940, as amended. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and other securities and instruments and the entry into repurchase agreements and similar arrangements shall not constitute loans by the Fund.

The 1940 Act requires a fund to have fundamental investment policies regarding making loans to other persons, but does not prohibit a fund from making loans to other persons. The Fund’s current fundamental investment restriction prohibits making loans except through purchasing fixed income securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objectives and policies. The revised fundamental investment restriction would prohibit the Fund from lending securities or making loans to others, except to the extent permitted under the 1940 Act. For purposes of this revised investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and other securities and instruments and the entry into repurchase agreements and similar arrangements would not constitute loans by the Fund.

The proposed revisions to the fundamental investment restriction will provide the Fund with additional investment flexibility and clarity with respect to the Fund’s ability to enter into certain types of transactions with regard to making loans to other persons. Lending securities, as with other extensions of credit, involves risk and the possibility that the borrower may fail to honor its obligations, which may cause a loss for the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3(H): REVISE THE FUNDAMENTAL RESTRICTION
RELATING TO UNDERWRITING

The Board recommends that shareholders of the Fund approve a change to the Fund’s fundamental investment restriction relating to underwriting. The current fundamental investment restriction would be revised as follows:

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

The Fund may not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with buying, selling, or otherwise transacting in portfolio securities and in connection with mergers, acquisitions, spin-offs, reorganizations, and other transactions involving the Fund.

The 1940 Act requires all funds to have a fundamental policy regarding engaging in the business of underwriting the securities of other issuers but does not prohibit such activities. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of reselling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff interpretations currently clarify, however, that resales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities.

The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

Under the Fund’s current fundamental investment restriction, as set forth above, the Fund may not underwrite the sale of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”). The revised restriction, as set forth above, maintains the Fund’s current policy restricting the Fund from underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with buying, selling, or otherwise transacting in portfolio securities and in connection with mergers, acquisitions, spin-offs, reorganizations, and other transactions involving the Fund.

Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Fund investing in restricted securities.

Other closed end funds have engaged in mergers, acquisitions, spin-offs, reorganizations, and other transactions involving the fund, which may be deemed to involve underwriting shares of another issuer, such as where an existing closed end fund has exchanged a portion of its assets for shares of a newly organized fund and then distributed such shares to its shareholders. Although the Fund does not currently intend to engage in such a transaction, it may do so in the future.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL 3(I): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INDUSTRY CONCENTRATION

The Board recommends that shareholders of the Fund approve a revision to the Fund’s fundamental investment restriction relating to industry concentration.  The current fundamental investment restriction would be revised as follows:

Current Fundamental Restriction	Proposed Fundamental Restriction
The Fund may not invest 25% or more of its total assets in any one industry, except that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.

The Fund may not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or other issuers not considered to be members of any industry by applicable authority, or repurchase agreements collateralized by any of such securities).

Under the 1940 Act, all funds must have a fundamental policy regarding concentration of investments in the securities of companies in a particular industry. While the 1940 Act does not define concentration, the SEC has currently taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. Accordingly, a fund stating an intention to concentrate in a particular industry would be expected to invest more than 25% of its assets in securities of issuers in that industry unless adverse economic conditions temporarily reduced the value of its assets so invested. Conversely, a fund electing not to concentrate its investments would be considered to be bound by its policy not to invest more than 25% of its assets in any one industry. A fund that invests primarily in a particular industry could experience greater volatility than funds investing in a broader range of industries.

An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so. The Fund’s current fundamental policy, as set forth above, is a restatement of the SEC’s current view with respect to industry concentration. The proposed fundamental policy is substantially the same as the existing policy, except that it removes the reference to the 25% limitation that is currently a part of the Fund’s policy. Accordingly, the Fund expects that it would observe the 25% limitation, unless the SEC changes its current position, in which case the Fund would observe any new SEC positions on industry concentration. The Fund calculates the 25% limitation at the time of investment. Thus, if its securities of issuers conducting their principal business activities in the same industry increase in value to constitute more than 25% of the value of the Fund’s total assets by reason of changes in value of either the securities or other assets, the excess need not be sold.

The proposed policy reflects a more modernized approach to industry concentration and provides the Fund with flexibility to change its investment strategy to comply with any changes to the SEC’s interpretation of concentration without seeking shareholder approval. The proposed policy will be interpreted to refer to concentration as it may be determined from time to time by the SEC, its staff, or other authority with appropriate jurisdiction. Consistent with SEC guidance, like the current policy, the revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Under the new policy, as currently interpreted by the SEC, securities of one foreign government will each continue to be considered a member of a single industry for purposes of the concentration policy.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

Vote Required

Each proposal requires approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class.  A “majority of the Fund’s outstanding voting securities” for this purpose and under the 1940 Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

OTHER BUSINESS

The Bylaws provide that the only matter that may be acted on at the Meeting is that stated in the notice of the Meeting.  Accordingly, other than procedural matters relating to the re-election of Trustees, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund’s Trustees, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange.  Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.  Based on the Registrant’s review of Forms 3 and 4 and amendments thereto furnished to the Registrant during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Registrant with respect to its most recent fiscal year, the Registrant believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act.

Discretionary Authority; Submission Deadlines for Shareholder Proposals

Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Shareholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders. The Fund’s Bylaws provide that a shareholder of record may nominate a candidate for election as a Trustee at an annual meeting of shareholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the Exchange Act, a record shareholder nomination or proposal intended to be considered at the 2015 Annual Meeting must be received by the Secretary of the Fund no earlier than [ ], 2014 nor later than [ ], 2014. Proposals should be mailed to the Fund, to the attention of the Fund’s Secretary, John F. Ramírez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Fund’s 2014 Proxy Statement, we must receive it on or before [ ], 2014, pursuant to Rule 14a-8(e)(2). The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware law and must be submitted in accordance with the Fund’s Declaration, Bylaws, the Nominating Committee Charter and Appendix A thereto, the Policy, and other applicable documents.

Shareholder Communications with the Board of Trustees

The Fund’s Board of Trustees has adopted a process for shareholders to send communications to the Board.  To communicate with the Board of Trustees or an individual Trustee of the Fund, a shareholder must send a written communication to that Fund's principal office at the address listed in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board of Trustees of the Fund or the individual Trustee.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board of Trustees or the individual Trustee. Any shareholder proposal submitted pursuant to rule 14a-8 under the Exchange Act, must continue to meet all the requirements of rule 14a-8.

Investment Manager

The address of Bexil Advisers is 11 Hanover Square, New York, New York 10005.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-212-785-0900 or writing to the Fund at 11 Hanover Square, New York, New York 10005.

[ ], 2014

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

FORM OF PROXY CARD
DIVIDEND AND INCOME FUND

This proxy is solicited by and on behalf of the Board of Trustees of Dividend and Income Fund (the “Fund”) for the Annual Meeting of Shareholders to be held on [  ], 2014 and at any postponement or adjournment thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on [  ], 2014, at [  ] Eastern Time and at any postponements or adjournments thereof (“Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR all of the proposals in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

ANNUAL MEETING OF SHAREHOLDERS OF DIVIDEND AND INCOME FUND

[   ], 2014

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  [x]

1. To re-elect James E. Hunt to the Board of Trustees of the Fund as a Class III Trustee to serve until 2017 or until his successor is elected and qualifies.
Nominee:
James E. Hunt	FOR	WITHHOLD AUTHORITY
	☐	☐

	FOR	AGAINST	ABSTAIN
2. To approve amendments to the Fund’s Amended and Restated Agreement and Declaration of Trust.	☐	☐	☐

3. To approve changes to the Fund’s fundamental investment objectives, policies, and restrictions to:	FOR	AGAINST	ABSTAIN
a. change the Fund’s investment objectives from fundamental to non-fundamental;	☐	☐	☐
b. change the Fund from diversified to non-diversified;	☐	☐	☐
c. remove the fundamental policy relating to investments in companies for the purpose of exercising control or management;	☐	☐	☐
d. revise the fundamental policy relating to real estate;	☐	☐	☐
e. remove the fundamental policy relating to short sales of securities;	☐	☐	☐
f. revise the fundamental policy relating to commodities;	☐	☐	☐
g. revise the fundamental policy relating to lending;	☐	☐	☐
h. revise the fundamental policy relating to underwriting; and	☐	☐	☐
i. revise the fundamental policy relating to industry concentration.	☐	☐	☐

Your vote is important!  Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage paid envelope or otherwise to [ ] so that your shares can be represented at the Meeting.  If no instructions are given on the proposals, the proxies will vote FOR all of the proposals.

[  ]     To change the address on your account, please check the box at right and indicate your new address in the space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ______________ Date: ______ Signature of Shareholder ______________Date: ______

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.